Marketable Securities	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
Marketable Securities	MARKETABLE SECURITIES

	December 31, 2022	December 31, 2021
Balance – beginning of year	$240,530	$3,120
Additions (note 14(a)(i))	16,504	228
Dispositions	(108,266)	—
Received as consideration on disposal of assets (note 5(a))	23,290	—
Reclassification of investment in Solaris (note 5(f))	—	135,964
Change in fair value	(135,191)	101,218
Balance – end of year	$36,867	$240,530
During the year ended December 31, 2022, the Company recognized a net loss of $135.2 million (2021 – net gain of $101.2 million) on remeasurement of the fair value of marketable securities, of which a total loss of $134.2 million (2021 – total gain of $102.6 million) was recognized in OCI, with the remaining loss associated with marketable securities measured at FVTPL recognized in net (loss) income within other (expense) income.
On April 20, 2022, the Company disposed of five million common shares of Solaris held by the Company for proceeds of $40.1 million (C$50 million) on exercise of Solaris warrants issued and derecognized the carrying amount of the underlying marketable securities of $56.4 million (note 14(b)(iii)).
On December 5, 2022, the Company sold 11 million common shares of Solaris held by the Company through a privately negotiated transaction for proceeds of $51.9 million (C$70.4 million). On disposition, the Company derecognized the carrying amount of the underlying marketable securities of $51.9 million, representing the fair value of the investments sold. In addition, the Company transferred the cumulative loss of $28.8 million, net of tax of $4.3 million, from AOCI to retained earnings.
On January 12, 2023, the Company sold 4.5 million common shares of Solaris held by the Company for proceeds of $20.0 million (C$26.8 million), representing the fair value of the investments sold.